SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

Deutsche Strategic High Yield Tax‐Free Fund

The following information is added to disclosure under the “Management Fee” sub‐heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

Effective October 1, 2014, Deutsche Strategic High Yield Tax‐Free Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.515% to $300 million of the fund’s average daily net assets, 0.465% next $200 million, 0.440% next $500 million, 0.420% next $1.0 billion and 0.400% thereafter.

Please Retain This Supplement for Future Reference

September 10, 2014 PROSTKR‐432